UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                February 22, 2005




                           CENTRAL FREIGHT LINES, INC.
             (Exact name of registrant as specified in its charter)



   Nevada                           000-50485                    74-2914331
State or other jurisdiction        (Commission                 (IRS Employer
  of incorporation)                File Number)            Identification No.)


                 5601 West Waco Drive, Waco, TX                76710
           (Address of principal executive offices)         (Zip Code)


                                 (254) 772-2120
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On February 22, 2005, Gordan W. Winburne informed Central Freight Lines, Inc. (the "Company") that he was declining to stand for re-election as a member of the Company's Board of Directors in order to focus on other commitments related to his primary occupation. A copy of the letter delivered by Mr. Winburne to Jerry Moyes, the Company's Chairman of the Board, is provided as
Exhibit 99.1 to this Form 8-K.

     Mr. Winburne has served on the Board of Directors since the Company's initial public offering in December 2003. Mr. Winbune will continue to serve on the Board of Directors for the remainder of his term, which will expire following the 2005 Annual Meeting of Stockholders. The Company currently anticipates that the 2005 Annual Meeting of Stockholders will be held on or about May 3, 2005.

Item 9.01 Financial Statements and Exhibits.

     (a)  Financial statement of business acquired.

          Not  applicable.

     (b)  Pro forma financial information.

          Not  applicable.

     (c)  Exhibits:

   EXHIBIT
   NUMBER         EXHIBIT DESCRIPTION

   99.1           Letter from Gordan W. Winburne to Jerry Moyes dated February
                  22, 2005.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CENTRAL FREIGHT LINES, INC.


Date:   February 25, 2005            By: /s/ Jeff Hale
                                          Jeff Hale
                                          Senior Vice President and
                                          Chief Financial Officer

                                  EXHIBIT INDEX



     EXHIBIT
     NUMBER       EXHIBIT DESCRIPTION

     99.1         Letter from Gordan W. Winburne to Jerry Moyes dated February
                  22, 2005.